                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 15, 2006
                                                         ----------------

                                 DATASCOPE CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)


                Delaware                                0-6516                          13-2529596
          --------------------                   --------------------              --------------------
      (State or other jurisdiction                    (Commission                      (IRS Employer
            of incorporation)                        File Number)                   Identification No.)

           14 Philips Parkway
          Montvale, New Jersey                                                          07645-9998
          --------------------                                                     --------------------
(Address of principal executive offices)                                                (Zip Code)

         (Registrant's telephone number, including area code)                         (201)  391-8100
                                                                                   --------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:
         |_|  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE
              SECURITIES ACT
         |_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B)
              UNDER THE EXCHANGE ACT
         |_|  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C)
              UNDER THE EXCHANGE ACT

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         Item 5.02   Departure of Directors or Principal Officers; Election of
                     Directors; Appointment of Principal Officers.

                     On January 15, 2006, Arno Nash, a Director of the Corporation, retired from the Board of Directors of the Corporation.

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         SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            DATASCOPE CORP.

                                            Registrant



                                            By: /s/ Fred Adelman
                                                ------------------------------
                                                VP, Chief Accounting Officer
                                                and Corporate Controller



         Dated: January 18, 2006